EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 1 TO THE SUPPLY AGREEMENT

THIS AMENDMENT NO. 1 TO THE SUPPLY AGREEMENT (this “Amendment”), dated as of September 22, 2006, by and between DC Chemical Co., Ltd., a corporation organized under the laws of Korea, having its registered office at Oriental Chemical Building, 50, Sogong-Dong, Jung-Gu, Seoul, 100-718, Korea (“DCC”), and SunPower Philippines Manufacturing, Ltd., a company organized under the laws of the Philippines, having its registered office at #100 East Main Street, Special Export Processing Zone, Laguna Techno Park, Binan Laguna, Philippines (“SunPower”).  DCC and SunPower may be referred to herein individually as a “Party” or collectively as the “Parties.”
RECITAL

WHEREAS, the Parties have entered into that certain Supply Agreement, dated as of June 30, 2006 (“Agreement”); and

WHEREAS, the Parties have agreed to amend certain terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereto agree as follows:

1.	All capitalized terms used herein but not defined shall have the same meaning attributable to such terms as defined in the Agreement.

2.           Following provisions of the Agreement shall be amended by this Amendment:

a.	Section 3.1 is hereby deleted in its entirety and replaced as follows:

“3.1           Quantity and Price of Product.  Subject to Sections 3.3 and 4.2, DCC hereby agrees to sell and deliver to SunPower, and SunPower hereby agrees to purchase and receive from DCC, the Product under the following terms and conditions:

Calendar Year	Product Type	“Agreed Quantity”	Price
2008	Chunk	Lower of (a) *** metric tons; or (b) ***% of the volume of the Product manufactured by DCC in calendar year 2008	US$ ***/kg
2009	Chunk	Lower of (a) *** metric tons; or (b) ***% of the volume of the Product manufactured by DCC in calendar year 2009	US$ ***/kg
2010	Chunk	Lower of (a) *** metric tons; or (b) ***% of the volume of the Product manufactured by DCC in calendar year 2010	US$ ***/kg
2011	Chunk	Lower of (a) *** metric tons; or (b) ***% of the volume of the	US$ ***/kg

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Product manufactured by DCC in calendar year 2011

The price for the Product as set forth in the above chart is based on the premise that price for metallurgical silicon is US$*** per metric ton (delivered price) and electricity is US$***/MWH (based on US$1 = *** Won).  If these price basis change from the date hereof and triggers Price Change as described in Section 4.2.1, the parties shall adjust the price commencing from ***, applying the formula set forth in Section 4.2.1.  For clarification, the Price Change shall be aggregated and carried-over when determining the price for the Product each year.

***

b.	Section 3.3 is hereby deleted in its entirety and replaced as follows:

“3.3           Surplus Product.  During the calendar years between 2009 and 2012, if DCC manufactures in three (3) consecutive months *** metric tons of the Product per month (the “Surplus Threshold”), then the Parties shall deem that the Facility will have the an annual capacity to manufacture *** metric tons of the Product.  Once the Surplus Threshold has occurred, then SunPower shall have the right to purchase the     Product that exceeds *** metric tons in such three month period (the “Surplus”) in the immediately proceeding month at ***.  DCC shall provide SunPower with written notice of any Surplus, and SunPower shall have five (5) days from the receipt of such notice to notify DCC in writing whether or not it will purchase the Surplus.  If SunPower elects to purchase such Surplus in accordance with this Section 3.3, it shall include such Surplus in the Orders issued immediately after making such election.”

c.	Section 4.1.1 is hereby deleted in its entirety and replaced

“4.1.1           Payment.  SunPower shall remit, as advance payment (the “Advance Payment”) for the Product, US$*** to DCC’s designated bank account as follows:

Date	Amount
October 1, 2006	US$***
November 1, 2006	US$***
January 2, 2007	US$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

April 1, 2007	US$***
July 1, 2007	US$***
Total	US$***

Unless otherwise agreed by the Parties herein, the Parties agree that no interest will be charged on the Advance Payment.  SunPower shall make payment of the Advance Payment per above schedule.  Notwithstanding the foregoing, SunPower shall not be obligated to remit the first installment of the Advance Payment unless and until DCC has executed the *** Supply Agreement and SunPower’s obligation to remit each subsequent Advance Payment installment shall be conditioned upon such order remaining in effect (until delivery of the reactors).”

d.	Section 4.1.1 is hereby deleted in its entirety and replaced as follows:

“Section 4.1.2                                Deduction.  The Parties agree that the Advance Payment shall be credited against the Product Deliveries as follows (the “Annual Credit Ceiling”):

Calendar Year	Annual Credit Ceiling
2008	US$***
2009	US$***
Total	US$***

If the Annual Credit Ceiling is not deducted in full in any calendar year, DCC shall repay the remaining balance of the Annual Credit Ceiling for that calendar year with the Penalty Interest as set forth in Section 9.5.2; provided, however, that for calendar year 2008, any balance remaining for the Annual Credit Ceiling shall be rolled-over to calendar year 2009.”

e.	Section 4.1.3 is hereby deleted in its entirety and replaced as follows:

“Section 4.1.3                                Security.  Concurrently with the receipt of the first installment of the Advance Payment in accordance with Section 4.1.1, to secure such amount and DCC’s obligation to deliver the Product under this Agreement, DCC shall provide SunPower with an advance payment bond in form and substance as set forth in Exhibit A of the Agreement (the “Security Document”).  Thereafter, within three   (3) days of receiving subsequent installments of the Advance Payment in   accordance with Section 4.1.1, DCC shall provide an additional Security     Document reflecting such increased amount of Advance Payment.  On the start of each calendar quarter, the amount of the Security Document shall be decreased to reflect the balance of the Advance Payment on such date; provided, however, that   the Security Document shall expire altogether upon the Successful Run.  For the purpose of this Section 4.1.3, “Successful Run” shall mean the production of      three (3) consecutive months *** metric tons of the Product per month at the Facility from the date on which at least twenty-six (26) reactors are installed and operated therein.”

f.	Section 10.1 is hereby deleted in its entirety and replaced as follows:

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“10.1           Term.  This Agreement shall commence upon the Effective Date and shall remain in full force until December 31, 2011, unless earlier terminated pursuant to Section 10.2 below.  The period of time from the Effective Date until the expiration shall be the “Initial Term”.  The Initial Term, upon expiration, shall automatically be renewed for an additional *** year period (the “Renewal Term”), subject to the Parties’ agreement on new quantity which will be *** metric tons of Product per annum (unless DCC decides to increase the quantity), price and other material terms and conditions of the Agreement.  The Parties shall commence good faith negotiations of the new terms and conditions of the Renewal Term and shall attempt to agree on the  terms and conditions of the Renewal Term at least twelve (12) months prior to the expiration of the Initial Term.”

g.	Schedule 1, “Popcorn contents : less than 15% in an package” is hereby deleted in its entirety and replaced as follows:

“DCC shall exert its commercially reasonable efforts to ensure the morphology of the Product will be similar to that of the polysilicon which SunPower purchases from the world’s first, second or third largest manufacturers of polysilicon as of the date hereof.  The final specification on morphology, however, will be agreed upon by the Parties after the initial production of the Product by DCC.”

3.	Miscellaneous.

a.	This Amendment shall be deemed effective as of the date first set forth above. Except as amended hereby, the Agreement shall remain in full force and effect and shall otherwise be unaffected hereby.

b.	This Amendment shall be governed by and construed and enforced in accordance with the laws of England, without giving effect to the rules respecting its conflicts of law principles.

c.
All disputes, controversies, claims or difference arising out of, or in connection with this Amendment, or a breach hereof, shall be finally settled by arbitration in Hong Kong in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce.  The arbitration shall be conducted by an arbitration board consisting of three arbitrators.  Each Party shall appoint one arbitrator and the two appointed arbitrators shall appoint a third arbitrator who shall serve as the chairman of the arbitration board.  The award rendered by the arbitrators shall be final and binding upon the Parties.  Each Party consents to service of process with respect to any such dispute by any method of notice specified in Section 11.3 of the Agreement.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Amendment and is expressly excluded.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

d.
This Amendment may be executed in two counterparts, each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full and effect and shall in no way be affected, impaired or invalidated.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date set forth above.

DC Chemical Co., Ltd.

By:	/s/ ***
Name	***
Title	***

SunPower Philippines Manufacturing, Ltd.

By:	/s/Tom Werner
Name	Tom Werner
Title	CEO

By:	/s/ P.M. Pai
Name	P.M. Pai
Title	Chief Operating Officer

By:	/s/ Jon Whiteman
Name	Jon Whiteman
Title	VicePresident, Strategic Supply

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.